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                                                                    EXHIBIT 10.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements (Forms F-3 No. 333-12096, No. 333-13550 and No. 333-84510) of
Deutsche Telekom AG of our report dated March 26, 2001, except for Notes 40, 41, 42 and 43 as to which the date is February 13, 2002, relating to the consolidated financial statements, which appears in this Form 20-F.


April 15, 2003



PwC Deutsche Revision
Aktiengesellschaft
Wirtschaftspruefungsgesellschaft
Frankfurt am Main



(Frings)                                    (Laue)
Wirtschaftspruefer                          Wirtschaftspruefer